Exhibit 99.1

For Release: 1:45 p.m. ET

January 5, 2010

Chevrolet, Buick, GMC and Cadillac Post Sales Gains

Retail Sales of Chevrolet, Buick, GMC and Cadillac Up 13 Percent

GM Retail Market Share Increased Two Share Points in Q4 vs. Q3

U.S. Dealer Inventory Reaches 385,000 – Lowest Year-End Level on Record

DETROIT – GM dealers in the U.S. reported 160,996 retail deliveries in December – a 7 percent increase compared to last year, and a 50 percent increase over last month. Retail sales of Chevrolet, Buick, GMC and Cadillac brands were 146,419 – up 13 percent for the month. In total, GM dealers in the U.S. delivered 208,511 vehicles in December. This represents a total sales decline of 6 percent from the previous year, driven primarily by declines in fleet sales (33 percent) and in sales of non-core brands (55 percent).

“The fact that our retail market share has increased two full points from the third to fourth quarters demonstrates that we are strengthening our brands,” said Susan Docherty, GM vice president, Sales, Service and Marketing. “We are delivering a healthier sales mix and earning consumer confidence through our launch vehicles such as Chevy Equinox and Camaro, Buick LaCrosse, GMC Terrain and Cadillac SRX.”

In 2009, GM dealers delivered 2,084,492 vehicles, down 30 percent compared with 2008. “The year-over-year comparison reflects a 38 percent reduction in fleet, reduced overall incentive spending and the orderly wind-down of the Pontiac and Saturn brands,” Docherty said. “Our sell-down of Pontiac and Saturn inventory is 10 months ahead of schedule and we only have about 1,700 vehicles left – 800 Pontiacs and 900 Saturns. This shows real progress in our action plans.”

Other December Key Facts:

•	Retail sales of Chevrolet, Buick, GMC and Cadillac brands were 13 percent higher than in 2008 – achieved with 47 percent less inventory than last year

•

Chevrolet retail sales were up 14 percent – driven by strong sales of Camaro (7,518 sales – segment leader for seventh straight month), Traverse (up 92 percent), Malibu (up 34 percent) and Equinox (up 137 percent)

•	Buick retail sales were up 32 percent compared with a year ago on the continued strength of LaCrosse (up 370 percent) and Enclave (up 37 percent)

•	GMC retail sales were up 4 percent vs. December 2008 on strong Acadia sales (up 49 percent) and Terrain (up 197 percent vs. the vehicle it replaced, Pontiac Torrent)

•	Cadillac retail sales were up 7 percent, led by the 2010 SRX, with sales 357 percent higher than a year ago (4,880 vs. 1,069)

•	December month-end dealer inventory of 385,000 – the lowest year-end level on record

•	Total GM crossover retail sales were up 67 percent

“The year 2009 was a watershed year for us in many ways. From our dealer restructuring to our focus on Chevrolet, Cadillac, Buick and GMC, we have made the difficult but necessary decisions to position our new company for success,” Docherty added. “We’re looking forward to 2010 as a year when the economy continues a modest recovery, industry sales begin to improve and our outstanding new products build additional sales momentum.”

“May the Best Car Win” Campaign – 60-Day Money Back Guarantee

GM’s 60-day money-back guarantee and “May the Best Car Win” message demonstrated confidence in Chevrolet, Buick, GMC and Cadillac and improved consumer consideration.

“Americans have given our cars, crossovers and trucks a strong vote of confidence, and we take that very seriously,” Docherty said. “We’ve listened to those who’ve returned their vehicles to help us continue designing and building products our customers deserve.”

More than 419,000 vehicles have been sold during the campaign and results show that almost all customers chose to keep their vehicles. Just 310 customers have returned their vehicles – approximately 0.007 percent of all eligible vehicles sold.

MORE

Other Brands Sold 14,687 Total Vehicles in December

GM’s wind-down of non-core brands has been orderly and is now 10 months ahead of schedule. These brands represented 9 percent of retail sales in December, compared with 15 percent in May 2009. Inventories for the combined brands totaled 5,123 units at December month-end, representing a 95 percent decrease compared to the end of May 2009 (112,141 units).

Month-End Inventories of Non-Core Brands (May – Dec, 2009):

	May 2009	Dec 2009	% Reduction
Pontiac	70,876	796	99%
Saturn	32,647	916	97%
Saab	4,579	1,235	73%
HUMMER	4,039	2,176	46%

Management Discussion of December Sales Results

“Increasingly, we are seeing signs of a global economic recovery,” said Mike DiGiovanni, executive director, Global Market and Industry Analysis. “In the U.S., with firm used car prices, low interest rates and an improving economic outlook we expect industry sales to improve after a dismal 2009 performance.”

U.S. Economy

•	Overall, economic leading indicators point to a continuing recovery in 2010, although risks remain.

•	Job losses slowed significantly in November, and the unemployment rate dropped from 10.2% to 10%. However, this is still high by historical standards.

•	Although consumer confidence improved in December to the second highest level in 2009, it is likely to stay tepid due to the high unemployment rate.

•	Housing market is mixed. Although existing home sales are surging, new home sales and home prices have softened recently.

•	Manufacturing sector continues to expand due to depleted inventory and better than expected holiday sales.

U. S. Auto Industry

•

The U.S. December 2009 SAAR is estimated to be approximately the same as November – 11.0 to 11.2 million (total industry estimate) – resulting in total vehicle sales of 10.6 million for the entire 2009 CY, the lowest since 1982.

•	Based on the strengthening U.S. economy, 2010 CY sales are projected to rise to between 11.0 to 12.0 million.

GM North America Production

Units 000s	Car	Truck	Total

2009 December	67	112	179
Units O/(U) prior year	(38)	(32)	(70)
% change O/(U) prior year	(36)%	(22)%	(28)%

2009 Q4	236	382	618
Units O/(U) prior year	(129)	(68)	(197)
% change O/(U) prior year	(35)%	(15)%	(24)%

2010 Q1	237	413	650
Units O/(U) prior year	121	158	279
% change O/(U) prior year	104%	62%	75%

GM U.S. Dealer Inventory
Units 000s	Car	Truck	Total

January 4, 2010	149	236	385
Units O/(U) prior year	(248)	(239)	(487)
% change O/(U) prior year	(63)%	(50)%	(56)%
Units O/(U) prior month	(20)	(34)	(53)
% change O/(U) prior month	(12)%	(12)%	(12)%

January 2, 2009	397	475	872
December 1, 2009	168	270	438

About General Motors: General Motors, one of the world’s largest automakers, traces its roots back to 1908. With its global headquarters in Detroit, GM employs 209,000 people in every major region of the world and does business in some 140 countries. GM and its strategic partners produce cars and trucks in 34 countries, and sell and service these vehicles through the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, Opel, Vauxhall and Wuling. GM’s largest national market is the United States, followed by China, Brazil, the United Kingdom, Canada, Russia and Germany. GM’s OnStar subsidiary is the industry leader in vehicle safety, security and information services. General Motors acquired operations from General Motors Corporation on July 10, 2009, and references to prior periods in this and other press materials refer to operations of the old General Motors Corporation. More information on the new General Motors can be found at www.gm.com.

###

CONTACT(S):

Tom Henderson

tom.e.henderson@gm.com

313-410-2704 cell

General Motors dealers in the United States reported the following deliveries:

*S/D Curr: 28	December				(Calendar Year-to-Date) January - December
*S/D Prev: 26	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Vehicle Total	208,511	221,983	-6.1	-12.8	2,084,492	2,980,688	-30.1
Core Brand Total	193,824	189,618	2.2	-5.1	1,815,806	2,476,483	-26.7
Non-Core Brand Total	14,687	32,365	-54.6	-57.9	268,686	504,205	-46.7
Light Vehicle Total	207,538	220,030	-5.7	-12.4	2,071,749	2,954,819	-29.9
Car Total	79,417	87,506	-9.2	-15.7	874,270	1,257,481	-30.5
Light Truck Total	128,121	132,524	-3.3	-10.2	1,197,479	1,697,338	-29.4
Truck Total **	129,094	134,477	-4.0	-10.9	1,210,222	1,723,207	-29.8
GM Vehicle Deliveries by Marketing Division
	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Buick Total	12,237	8,909	37.4	27.5	102,306	137,197	-25.4
Cadillac Total	14,745	13,235	11.4	3.5	109,092	161,159	-32.3
Chevrolet Total	135,622	137,691	-1.5	-8.5	1,344,629	1,801,131	-25.3
GMC Total	31,220	29,783	4.8	-2.7	259,779	376,996	-31.1
Core Brand Total	193,824	189,618	2.2	-5.1	1,815,806	2,476,483	-26.7
HUMMER Total	325	2,170	-85.0	-86.1	9,046	27,485	-67.1
Pontiac Total	8,410	16,446	-48.9	-52.5	178,300	267,348	-33.3
Saab Total	868	1,179	-26.4	-31.6	8,680	21,368	-59.4
Saturn Total	5,084	12,570	-59.6	-62.4	72,660	188,004	-61.4
Non-Core Brand Total	14,687	32,365	-54.6	-57.9	268,686	504,205	-46.7
GM Vehicle Total	208,511	221,983	-6.1	-12.8	2,084,492	2,980,688	-30.1
GM Car Deliveries by Marketing Division
	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Buick Total	6,788	5,602	21.2	12.5	59,110	91,803	-35.6
Cadillac Total	6,484	7,214	-10.1	-16.5	62,971	105,293	-40.2
Chevrolet Total	53,599	54,871	-2.3	-9.3	545,961	715,193	-23.7
Car Core Brand Total	66,871	67,687	-1.2	-8.3	668,042	912,289	-26.8
Pontiac Total	8,165	14,381	-43.2	-47.3	168,662	246,659	-31.6
Saab Total	786	804	-2.2	-9.2	6,462	17,708	-63.5
Saturn Total	3,595	4,634	-22.4	-28.0	31,104	80,825	-61.5
Car Non-Core Brand Total	12,546	19,819	-36.7	-41.2	206,228	345,192	-40.3
GM Car Total	79,417	87,506	-9.2	-15.7	874,270	1,257,481	-30.5
GM Light TruckDeliveries by Marketing Division
	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Buick Total	5,449	3,307	64.8	53.0	43,196	45,394	-4.8
Cadillac Total	8,261	6,021	37.2	27.4	46,121	55,866	-17.4
Chevrolet Total	81,530	81,862	-0.4	-7.5	792,651	1,075,326	-26.3
GMC Total	30,740	28,788	6.8	-0.8	253,053	361,739	-30.0
Truck Core Brand Total	125,980	119,978	5.0	-2.5	1,135,021	1,538,325	-26.2
HUMMER Total	325	2,170	-85.0	-86.1	9,046	27,485	-67.1
Pontiac Total	245	2,065	-88.1	-89.0	9,638	20,689	-53.4
Saab Total	82	375	-78.1	-79.7	2,218	3,660	-39.4
Saturn Total	1,489	7,936	-81.2	-82.6	41,556	107,179	-61.2
Truck Non-Core Brand Total	2,141	12,546	-82.9	-84.2	62,458	159,013	-60.7
GM Light Truck Total	128,121	132,524	-3.3	-10.2	1,197,479	1,697,338	-29.4

* Twenty-eight selling days (S/D) for the December period this year and twenty-seven for last year.

**Effective August 2007, GM includes GMC & Chevrolet dealer deliveries of commercial vehicles distributed by American Isuzu Motors, Inc.

2-1P

GM Car Deliveries - (United States)

December 2009

	December				(Calendar Year-to-Date) January - December
	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Selling Days (S/D)	28	26
LaCrosse	4,581	1,451	215.7	193.2	27,818	36,873	-24.6
Lucerne	2,207	4,151	-46.8	-50.6	31,292	54,930	-43.0
Buick Total	6,788	5,602	21.2	12.5	59,110	91,803	-35.6
CTS	4,180	4,396	-4.9	-11.7	38,817	58,774	-34.0
DTS	1,901	1,812	4.9	-2.6	17,330	30,479	-43.1
STS	360	907	-60.3	-63.1	6,037	14,790	-59.2
XLR	43	99	-56.6	-59.7	787	1,250	-37.0
Cadillac Total	6,484	7,214	-10.1	-16.5	62,971	105,293	-40.2
Aveo	3,359	2,257	48.8	38.2	38,516	55,360	-30.4
Camaro	7,548	0	***.*	***.*	61,648	0	***.*
Cobalt	8,672	12,786	-32.2	-37.0	104,724	188,045	-44.3
Corvette	1,033	1,324	-22.0	-27.6	13,934	26,971	-48.3
Impala	13,613	21,148	-35.6	-40.2	165,565	265,840	-37.7
Malibu	19,374	17,355	11.6	3.7	161,568	178,253	-9.4
Monte Carlo	0	1	***.*	***.*	6	711	-99.2
SSR	0	0	***.*	***.*	0	13	***.*
Chevrolet Total	53,599	54,871	-2.3	-9.3	545,961	715,193	-23.7
Core Brand Total	66,871	67,687	-1.2	-8.3	668,042	912,289	-26.8
G3 Wave	633	0	***.*	***.*	6,223	0	***.*
G5	1,270	2,464	-48.5	-52.1	12,362	25,439	-51.4
G6	3,916	7,706	-49.2	-52.8	87,171	140,240	-37.8
G8	1,202	1,479	-18.7	-24.5	23,157	15,002	54.4
GTO	0	0	***.*	***.*	0	52	***.*
Grand Prix	6	265	-97.7	-97.9	265	8,636	-96.9
Solstice	926	401	130.9	114.4	5,642	10,739	-47.5
Vibe	212	2,066	-89.7	-90.5	33,842	46,551	-27.3
Pontiac Total	8,165	14,381	-43.2	-47.3	168,662	246,659	-31.6
9-2X	0	0	***.*	***.*	0	3	***.*
9-3	699	684	2.2	-5.1	5,428	15,167	-64.2
9-5	87	120	-27.5	-32.7	1,034	2,538	-59.3
Saab Total	786	804	-2.2	-9.2	6,462	17,708	-63.5
Astra	128	1,155	-88.9	-89.7	6,298	11,968	-47.4
Aura	3,052	3,186	-4.2	-11.0	21,395	59,380	-64.0
ION	0	1	***.*	***.*	12	315	-96.2
Sky	415	292	42.1	32.0	3,399	9,162	-62.9
Saturn Total	3,595	4,634	-22.4	-28.0	31,104	80,825	-61.5
Non-Core Brand Total	12,546	19,819	-36.7	-41.2	206,228	345,192	-40.3
GM Car Total	79,417	87,506	-9.2	-15.7	874,270	1,257,481	-30.5

3-1P

GM Truck Deliveries - (United States)

December 2009

	December				(Calendar Year-to-Date) January - December
	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Selling Days (S/D)	28	26
Enclave	5,449	3,290	65.6	53.8	43,150	44,706	-3.5
Rainier	0	2	***.*	***.*	4	117	-96.6
Rendezvous	0	3	***.*	***.*	9	27	-66.7
Terraza	0	12	***.*	***.*	33	544	-93.9
Buick Total	5,449	3,307	64.8	53.0	43,196	45,394	-4.8
Escalade	2,137	2,802	-23.7	-29.2	16,873	23,947	-29.5
Escalade ESV	875	1,226	-28.6	-33.7	6,588	11,054	-40.4
Escalade EXT	263	592	-55.6	-58.7	2,423	4,709	-48.5
SRX	4,986	1,401	255.9	230.5	20,237	16,156	25.3
Cadillac Total	8,261	6,021	37.2	27.4	46,121	55,866	-17.4
Chevy C/T Series	5	16	-68.8	-71.0	41	345	-88.1
Chevy W Series	46	98	-53.1	-56.4	694	1,556	-55.4
Colorado	1,799	4,447	-59.5	-62.4	32,413	54,346	-40.4
Equinox	12,711	5,747	121.2	105.4	86,148	67,447	27.7
Express	5,162	6,255	-17.5	-23.4	54,302	86,986	-37.6
HHR	3,440	6,869	-49.9	-53.5	70,842	96,053	-26.2
Kodiak 4/5 Series	404	683	-40.8	-45.1	4,369	7,125	-38.7
Kodiak 6/7/8 Series	38	161	-76.4	-78.1	913	1,586	-42.4
Suburban (Chevy)	4,705	6,055	-22.3	-27.8	41,055	54,058	-24.1
Tahoe	9,283	6,417	44.7	34.3	73,254	91,578	-20.0
TrailBlazer	114	4,087	-97.2	-97.4	8,829	74,878	-88.2
Traverse	8,864	4,935	79.6	66.8	91,074	9,456	863.1
Uplander	31	513	-94.0	-94.4	1,758	40,456	-95.7
Avalanche	2,120	3,197	-33.7	-38.4	16,432	35,003	-53.1
Silverado-C/K Pickup	33,301	33,340	-0.1	-7.3	316,544	465,065	-31.9
Chevrolet Fullsize Pickups	35,421	36,537	-3.1	-10.0	332,976	500,068	-33.4
Chevrolet Total	82,023	82,820	-1.0	-8.0	798,668	1,085,938	-26.5
Acadia	5,986	3,711	61.3	49.8	53,820	66,440	-19.0
Canyon	626	1,443	-56.6	-59.7	10,107	14,974	-32.5
Envoy	100	1,160	-91.4	-92.0	4,857	23,876	-79.7
GMC C/T Series	17	55	-69.1	-71.3	454	566	-19.8
GMC W Series	136	202	-32.7	-37.5	1,727	2,570	-32.8
Savana	1,046	1,297	-19.4	-25.1	12,164	22,437	-45.8
Sierra	12,144	12,980	-6.4	-13.1	111,842	168,544	-33.6
Terrain	5,547	0	***.*	***.*	14,033	0	***.*
Topkick 4/5 Series	194	391	-50.4	-53.9	2,705	7,841	-65.5
Topkick 6/7/8 Series	133	347	-61.7	-64.4	1,840	4,280	-57.0
Yukon	3,338	4,401	-24.2	-29.6	29,411	39,064	-24.7
Yukon XL	1,953	3,796	-48.6	-52.2	16,819	26,404	-36.3
GMC Total	31,220	29,783	4.8	-2.7	259,779	376,996	-31.1
Core Brand Total	126,953	121,931	4.1	-3.3	1,147,764	1,564,194	-26.6
HUMMER H1	0	0	***.*	***.*	0	17	***.*
HUMMER H2	44	374	-88.2	-89.1	1,513	6,095	-75.2
HUMMER H3	199	1,529	-87.0	-87.9	5,487	20,681	-73.5
HUMMER H3T	82	267	-69.3	-71.5	2,046	692	195.7
HUMMER Total	325	2,170	-85.0	-86.1	9,046	27,485	-67.1
Montana SV6	0	0	***.*	***.*	0	64	***.*
Torrent	245	2,065	-88.1	-89.0	9,638	20,625	-53.3
Pontiac Total	245	2,065	-88.1	-89.0	9,638	20,689	-53.4
9-7X	82	375	-78.1	-79.7	2,218	3,660	-39.4
Saab Total	82	375	-78.1	-79.7	2,218	3,660	-39.4
Outlook	494	1,354	-63.5	-66.1	13,115	25,340	-48.2
Relay	0	3	***.*	***.*	12	163	-92.6
VUE	995	6,579	-84.9	-86.0	28,429	81,676	-65.2
Saturn Total	1,489	7,936	-81.2	-82.6	41,556	107,179	-61.2
Non-Core Brand Total	2,141	12,546	-82.9	-84.2	62,458	159,013	-60.7
GM Truck Total	129,094	134,477	-4.0	-10.9	1,210,222	1,723,207	-29.8

GM Production Schedule - 01/05/10

						Memo: Joint Venture
	GMNA				Total	GMNA		GMIO [2]
Units 000s	Car [1]	Truck [1]	Total	GMIO [2]	Worldwide	Car [1]	Truck [1]

2009 Q4 # *	236	382	618	1,300	1,918	0	49	587
O/(U) prior forecast	(3)	1	(2)	134	132	0	0	138

2010 Q1 # *	237	413	650	1,276	1,926	0	0	531
O/(U) prior forecast	0	0	0	20	20	0	(57)	20

	GMNA				Total	GMNA		GMIO [2]
Units 000s	Car [1]	Truck [1]	Total	GMIO [2]	Worldwide	Car [1]	Truck [1]
2003
1st Qtr.	591	860	1,451	695	2,146	19	24	NA
2nd Qtr.	543	837	1,380	706	2,086	19	24	NA
3rd Qtr.	492	753	1,245	648	1,893	20	17	NA
4th Qtr.	558	827	1,385	736	2,121	16	20	NA

CY	2,184	3,277	5,461	2,785	8,246	74	85	NA

2004
1st Qtr.	525	820	1,345	928	2,273	19	19	247
2nd Qtr.	543	846	1,389	1,012	2,401	18	48	284
3rd Qtr.	463	746	1,209	910	2,119	16	43	261
4th Qtr.	466	811	1,277	1,028	2,305	17	47	324

CY	1,997	3,223	5,220	3,878	9,098	70	158	1,116

2005
1st Qtr.	470	712	1,182	1,022	2,204	16	51	286
2nd Qtr.	458	789	1,247	1,094	2,341	17	49	337
3rd Qtr.	423	723	1,146	1,028	2,174	15	50	199
4th Qtr.	483	798	1,281	1,051	2,332	14	68	197

CY	1,834	3,022	4,856	4,195	9,051	62	218	1,019

2006
1st Qtr.	496	759	1,255	1,160	2,415	18	50	246
2nd Qtr.	462	775	1,237	1,183	2,420	17	58	258
3rd Qtr.	417	633	1,050	1,022	2,072	12	48	202
4th Qtr.	446	661	1,107	1,167	2,274	11	43	260

CY	1,821	2,828	4,649	4,532	9,181	58	199	966

2007
1st Qtr.	399	664	1,063	1,277	2,340	15	35	287
2nd Qtr.	402	740	1,142	1,268	2,410	12	42	264
3rd Qtr.	367	653	1,020	1,136	2,156	11	39	252
4th Qtr.	358	684	1,042	1,337	2,380	11	45	323

CY	1,526	2,741	4,267	5,019	9,286	49	161	1,126

2008
1st Qtr.	360	525	885	1,348	2,233	12	42	336
2nd Qtr.	382	452	834	1,390	2,224	20	36	320
3rd Qtr.	436	479	915	1,124	2,039	21	29	265
4th Qtr.	365	450	815	833	1,648	17	12	261

CY	1,543	1,906	3,449	4,695	8,144	70	119	1,182

2009
1st Qtr.	116	255	371	959	1,330	11	8	363
2nd Qtr.	170	225	395	1,143	1,538	11	17	474
3rd Qtr.	205	326	531	1,178	1,709	7	31	491
4th Qtr. #	236	382	618	1,300	1,918	0	49	587

CY	727	1,188	1,915	4,580	6,495	29	105	1,915

2010
1st Qtr. #	237	413	650	1,276	1,926	0	0	531

*	Variance reported only if current production estimate differs from prior production estimate by 5K units or more
#	Denotes estimate

All numbers may vary due to rounding

General Motors Company acquired operations from General Motors Corporation on July 10, 2009, and references to prior periods in this and other materials refer to operations of the old General Motors Corporation

This report is governed by the Terms and Conditions on the GM Investor Information website: http://www.gm.com/corporate/investor_information/terms.jsp

[1]

GMNA includes joint venture production—HUMMER and CAMI units included in GMNA Truck (Starting in Q1 2010, CAMI production is not classified as joint venture production) and production historically classified as joint venture production—NUMMI units included in GMNA car

[2]

GMIO includes GM-AvtoVAZ, SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) joint venture production beginning in Q1 2004 (Starting in Q3 2005, GMIO joint venture production does not include GMDAT); and GM Egypt, Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM joint ventures. Beginning September 2009, GMIO joint venture production also includes FAW-GM Light Duty Commercial Vehicle Co., Ltd. (FAW-GM) GMIO excludes SAAB production in Q1 2010 estimate